LITIGATION	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
LITIGATION

NOTE 12: LITIGATION

We are not a party to any pending material legal proceedings, except as follows:

Washington Prime Group, Inc. (“WPG”), a successor in interest to Simon Property Group, L.P., commenced an action in the Marion Superior Court, County of Marion, State of Indiana against the Company in February 2020 alleging default on 36 commercial leases which the Company had entered into in 36 separate shopping mall locations across the United States for the placement of Mobiquity’s Bluetooth messaging system equipment in the shopping malls to send advertisements through to shoppers’ phones as they walked through mall common areas. WPG alleged damages from unpaid rent of $892,332. WPG sought a judgment from the court to collect the claimed unpaid rent plus attorneys’ fees and other costs of collection. The Company disputed the claim. On September 18, 2020, the parties entered into a settlement agreement with respect to this lawsuit. Under the settlement agreement, Mobiquity paid WPG $100,000.00 in five $20,000 monthly installments ending in January 2021 and mutual general releases were exchanged.

In December 2019, Carter, Deluca & Farrell LP, a law firm, commenced an action in the Supreme Court of New York, County of Nassau, against the Company seeking $113,654 in past due legal fees allegedly owed. The Company disputed the amount owed to that firm. On March 13, 2021, the Company entered into a settlement agreement with the law firm and paid them $60,000 to settle the lawsuit.

In July 2020, Fyber Monetization, an Israeli company in the business of digital advertising, commenced an action against the Company’s wholly owned subsidiary Advangelists LLC in the Magistrate’s Court in Tel Aviv, Israel. In its statement of claim, Fyber alleged that Advangelists owes Fyber license fees of $584,945 invoiced in June through November 3, of 2019 under a February 1, 2017, license agreement for the use of Fyber’s RTB technology and e-commerce platform with connects digital advertising media buyers and media sellers. Advangelists has disputed the claims and is defending this lawsuit. Due to uncertainties inherent in litigation, we cannot predict the outcome on this action with any certainty. If we do not settle this action on terms favorable to us, or at all and Fyber is successful in its claim against Advangelists, the obligation to pay substantial monetary damages could have a material adverse effect on our financial condition and funds available to pursue our business plans. See “Risk Factors -- Our subsidiary Advangelists, LLC is party to litigation, the outcome of which could have a material adverse effect on us if it is not settled on terms favorable to us, or at all and the plaintiff is successful in its claims.”

In October 2020, FunCorp Limited, a Cypriot company which owns and operates social networking websites and mobile applications, commenced an action against the Company’s wholly owned subsidiary Advangelists LLC in Superior Court, State of Washington, County of King alleging Advangelists owed FunCorp for unpaid amounts due under an insertion order for placement of Advangelists’ advertisements on FunCorp’s iFunny website totaling $42,464 plus attorney’s fees. Advangelists disputed the claim. In September 2021 the action was settled in payment of $44,000 and the exchange of general releases, without Advangelists admitting any liability. The settlement agreement provides that the terms of the settlement agreement and FunCorp’s allegations are confidential and may not be disclosed except as required by law, court order or subpoena with certain limitations.